[JANUS HENDERSON LOGO]
Janus Henderson Global Equity Income Fund
Ticker:	HFQAX	Class A Shares	HFQSX	Class S Shares	HFQRX	Class N Shares
	HFQCX	Class C Shares	HFQIX	Class I Shares	HFQTX	Class T Shares
Summary Prospectus dated January 26, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 128 of the Fund’s Prospectus and in the “Purchases” section on page 77 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.30%	0.15%	0.34%	0.17%	0.08%	0.33%
Total Annual Fund Operating Expenses	1.20%	1.80%	1.24%	0.82%	0.73%	0.98%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$690	$934	$1,197	$1,946
Class C Shares	$283	$566	$975	$1,958
Class S Shares	$126	$393	$681	$1,500
Class I Shares	$84	$262	$455	$1,014
Class N Shares	$75	$233	$406	$906
Class T Shares	$100	$312	$542	$1,201

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If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$690	$934	$1,197	$1,946
Class C Shares	$183	$566	$975	$1,958
Class S Shares	$126	$393	$681	$1,500
Class I Shares	$84	$262	$455	$1,014
Class N Shares	$75	$233	$406	$906
Class T Shares	$100	$312	$542	$1,201

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. Portfolio management may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, portfolio management believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks (stocks of well-established, undervalued companies that portfolio management believes offer the potential for income and long-term capital appreciation). Portfolio management may, however, invest in smaller and less seasoned issuers.
In selecting investments, the Fund also considers environmental, social, and governance (“ESG”) factors and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends. Such factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. The Fund evaluates ESG factors and risks, using third-party data and internally-generated analysis, which may include assessments of a company’s alignment with international commitments, a review of ESG investment risk reports, and corporate engagement. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positioning in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that these engagement efforts will result in improvements over time, and will consider selling a security if a company is not responsive to such engagement efforts. The Fund does not consider ESG
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factors and risks in managing the Fund’s exposure to cash and cash equivalents and certain derivatives, such as forward currency contracts used for hedging purposes.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that portfolio management believes to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
Europe Risk. The Fund is subject to certain risks related to Europe. Investments in British companies may subject the Fund to social, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial
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trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by portfolio management.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
ESG Integration Risk.  Portfolio management integrates ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Fund may have different exposures to certain industries, sectors, or regions relative to its benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Fund to underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment policies.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more
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significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of Henderson Global Equity Income Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class S Shares and Class T Shares of the Fund commenced operations on June 5, 2017.
•
The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
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The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter:	4th Quarter 2022	15.71%	Worst Quarter:	1st Quarter 2020	– 22.74%

Average Annual Total Returns (periods ended 12/31/23)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class A Shares(1)
Return Before Taxes	3.73%	6.05%	3.24%	3.83%
Return After Taxes on Distributions	2.22%	4.53%	1.90%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares(2)	3.88%	4.89%	2.62%	3.25%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%
Class C Shares
Return Before Taxes(3)	8.37%	6.60%	3.13%	3.44%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%
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Average Annual Total Returns (periods ended 12/31/23)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class S Shares
Return Before Taxes	10.02%	7.20%	3.72%	4.11%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%
Class I Shares
Return Before Taxes	10.45%	7.66%	4.17%	4.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%
Class N Shares
Return Before Taxes	10.55%	7.74%	4.18%	4.38%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%
Class T Shares
Return Before Taxes	10.37%	7.49%	3.97%	4.26%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%

(1)
Fund returns calculated assuming maximum permitted sales loads.
(2)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index. The indices are described below.
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The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
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The 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual
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federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500 †
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500 †
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
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[JANUS HENDERSON LOGO]
Janus Henderson Global Equity Income Fund
Ticker:	HFQDX	Class D Shares
Summary Prospectus dated January 26, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/reports. You can also get this information at no cost by calling a Janus Henderson representative at 1-800-525-3713 or by sending an email request to prospectusorder@janushenderson.com.

Investment Objectives
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.65%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.91%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$93	$290	$504	$1,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.
In selecting investments, portfolio management primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of portfolio management, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of metrics, including price to earnings ratios, balance sheet strength, valuation relative to asset values, return on equity, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
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For its investments in common stocks, the Fund seeks to invest in securities that portfolio management believes have the potential for growth of income and capital over time. Portfolio management may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, portfolio management generally will invest across countries, industry groups and/or security types.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, portfolio management believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks (stocks of well-established, undervalued companies that portfolio management believes offer the potential for income and long-term capital appreciation). Portfolio management may, however, invest in smaller and less seasoned issuers.
In selecting investments, the Fund also considers environmental, social, and governance (“ESG”) factors and a company’s management of ESG risks that may have a significant impact on the company’s growth, valuation, profits, cash flow, and dividends. Such factors may include corporate governance, human capital and diversity, climate change, disclosure transparency, and business ethics. The Fund evaluates ESG factors and risks, using third-party data and internally-generated analysis, which may include assessments of a company’s alignment with international commitments, a review of ESG investment risk reports, and corporate engagement. At portfolio management’s discretion, the Fund will engage with a company’s senior management to seek to better understand improvements in ESG reporting and disclosure, environmental performance, and strategic positioning in relation to key sustainability trends. The Fund may invest in companies whose ESG practices are evolving, with the expectation that these engagement efforts will result in improvements over time, and will consider selling a security if a company is not responsive to such engagement efforts. The Fund does not consider ESG factors and risks in managing the Fund’s exposure to cash and cash equivalents and certain derivatives, such as forward currency contracts used for hedging purposes.
The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.
The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that portfolio management believes to be appropriate to the Fund’s objectives. The Fund may, under unusual circumstances, invest in a single country or a limited number of countries.
The Fund will generally consider selling a security when, in portfolio management’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises or if it has become overvalued. Also, the Fund will consider selling a security as part of the Fund’s regional rotation trading strategy.
The Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.
The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.

Principal investment risks
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a global, income-producing equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may
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be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
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Europe Risk. The Fund is subject to certain risks related to Europe. Investments in British companies may subject the Fund to social, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by portfolio management.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders in a taxable account.
ESG Integration Risk.  Portfolio management integrates ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Fund may have different exposures to certain industries, sectors, or regions relative to its benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Fund to underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be
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incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment policies.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of Henderson Global Equity Income Fund (the “Predecessor Fund”), calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
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The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2022	15.86%	Worst Quarter:	1st Quarter 2020	– 22.87%

Average Annual Total Returns (periods ended 12/31/23)
	1 Year	5 Years	10 Years	Since Inception (11/30/06)
Class D Shares
Return Before Taxes	10.43%	7.53%	3.99%	4.27%
Return After Taxes on Distributions	8.76%	5.93%	2.58%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.00%	6.07%	3.19%	3.60%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.60%	6.71%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	16.30%	7.72%	4.27%	4.21%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the MSCI World Index. The Fund also compares its performance to the 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index. The indices are described below.
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The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
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The 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equities from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on
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your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Alex Crooke is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Job Curtis is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since its inception. Ben Lofthouse, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s portfolio management team since November 2014.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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